UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2017 (January 30, 2017)
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment and Restatement of The Scotts Miracle-Gro Company Long-Term Incentive Plan.

At the Annual Meeting of Shareholders of The Scotts Miracle-Gro Company (the “Company”) held on January 27, 2017, the Company’s shareholders approved an amendment and restatement of The Scotts Miracle-Gro Company Long-Term Incentive Plan (the “Plan”) to, among other things, increase the maximum number of common shares, without par value (“Common Shares”), available for grant to participants under the Plan by 3,000,000 Common Shares.

A summary of the Plan, as amended and restated effective January 27, 2017, is contained in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 14, 2016 in connection with the 2017 Annual Shareholders Meeting under the heading “Proposal Number 3 — Approval of Amendment and Restatement of The Scotts Miracle-Gro Company Long-Term Incentive Plan” and is incorporated herein by reference.

The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Form of Award Agreements

On January 30, 2017, the Compensation and Organization Committee of the Board of Directors (the “Board”) approved form of award agreements that will be used to make awards to officers and directors of the Company under the Plan. The forms of Project Focus Performance Unit Award Agreement, Standard Performance Unit Award Agreement, Standard Restricted Stock Unit Award Agreement and Standard Non-Qualified Stock Option Award Agreement are attached hereto as exhibits 10.2, 10.3, 10.4 and 10.5, respectively.

Appointment of a Director

On January 27, 2017, the Board of the Company, upon the recommendation of the Nominating and Governance Committee of the Board, appointed former Vermont Governor Peter E. Shumlin as a Class II member of the Board. As a Class II director, Governor Shumlin will hold office for a term scheduled to expire at the 2018 Annual Meeting of Shareholders of the Company.

Upon the recommendation of the Nominating and Governance Committee of the Board, the Board also appointed Governor Shumlin to serve on the Board’s Compensation and Organization Committee and Nominating and Governance Committee and determined that Governor Shumlin satisfies the applicable independence requirements set forth in the rules and regulations of the New York Stock Exchange and the Securities and Exchange Commission and has no material relationships with the Company or its subsidiaries other than through his service as a director of the Company.

In his capacity as a non-employee director of the Company, Governor Shumlin will receive the same compensation for 2017 as other non-employee directors of the Company which consists of a cash retainer payment in the amount of $100,000 and a grant of deferred stock units (“DSUs”) with a grant date value of $185,000. The DSUs, which were granted under the Plan, have a grant date of January 30, 2017 and will vest on January 30, 2018 provided that Governor Shumlin is a director of the Company on the date of the 2018 Annual Meeting if it occurs prior to January 30, 2018. The DSU is subject to accelerated vesting in the event of Governor Shumlin’s death or disability.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On January 27, 2017, the Company held its Annual Meeting of Shareholders (the “Annual Meeting”) as a virtual meeting and shareholders were able to participate in the Annual Meeting, vote and submit questions via live webcast.

At the close of business on December 1, 2016, the record date for the determination of shareholders entitled to vote at the Annual Meeting, there were 60,025,335 Common Shares of the Company issued and outstanding, each share being entitled to one vote. At the Annual Meeting, the holders of 56,618,063 Common Shares, or approximately 94.3% of the outstanding Common Shares, were represented in person or by proxy and, therefore, a quorum was present.

At the Annual Meeting, the Company’s shareholders voted on the following matters:

Proposal 1 — Election of Directors.

Each of James Hagedorn, Brian D. Finn, James F. McCann and Nancy G. Mistretta was elected as a director of the Company to serve for a term expiring at the Annual Meeting of Shareholders to be held in 2020. The results of the vote were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
James Hagedorn	51,780,741	1,623,585	3,213,737

Brian D. Finn	52,218,215	1,186,111	3,213,737

James F. McCann	50,359,467	3,044,859	3,213,737

Nancy G. Mistretta	52,234,043	1,170,283	3,213,737

Proposal 2 — Advisory Vote on the Compensation of the Company’s Named Executive Officers.

The compensation of the Company’s named executive officers was approved on an advisory basis. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,816,402	503,119	84,805	3,213,737

Proposal 3 — To Approve an Amendment and Restatement of The Scotts Miracle-Gro Company Long-Term Incentive Plan to, Among Other Things, Increase the Maximum Number of Common Shares Available for Grant Participants.

As discussed in Item 5.02 above, the amendment and restatement of The Scotts Miracle-Gro Company Amended and Restated 2006 Long-Term Incentive Plan to, among other things, increase the maximum number of common shares available for grant to participants under the Plan was approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,857,608	2,511,789	34,929	3,213,737

Proposal 4 — Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending September 30, 2017.

The Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm was ratified. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
55,548,884	1,047,451	21,728

Item 9.01.    Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired:
         Not applicable.
(b)    Pro forma financial information:
         Not applicable.
(c)     Shell company transactions:
         Not applicable.
(d)    Exhibits:

Exhibit No.	Description
10.1	The Scotts Miracle-Gro Company Long-Term Incentive Plan (Effective as of January 27, 2017).
10.2	Form of Project Focus Performance Unit Award Agreement under The Scotts Miracle-Gro Company Long-Term Incentive Plan (Effective as of January 30, 2017).
10.3	Form of Standard Performance Unit Award Agreement under The Scotts Miracle-Gro Company Long-Term Incentive Plan (Effective as of January 30, 2017).
10.4	Form of Standard Restricted Stock Unit Award Agreement under The Scotts Miracle-Gro Company Long-Term Incentive Plan (Effective as of January 30, 2017).
10.5	Form of Standard Non-Qualified Stock Option Award Agreement under The Scotts Miracle-Gro Company Long-Term Incentive Plan (Effective as of January 30, 2017).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated: January 30, 2017	By: /s/ IVAN C. SMITH
Printed Name: Ivan C. Smith
Title: Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated January 30, 2017
The Scotts Miracle-Gro Company

Exhibit No.	Description
10.1	The Scotts Miracle-Gro Company Long-Term Incentive Plan (Effective as of January 27, 2017).
10.2	Form of Project Focus Performance Unit Award Agreement under The Scotts Miracle-Gro Company Long-Term Incentive Plan (Effective as of January 30, 2017).
10.3	Form of Standard Performance Unit Award Agreement under The Scotts Miracle-Gro Company Long-Term Incentive Plan (Effective as of January 30, 2017).
10.4	Form of Standard Restricted Stock Unit Award Agreement under The Scotts Miracle-Gro Company Long-Term Incentive Plan (Effective as of January 30, 2017).
10.5	Form of Standard Non-Qualified Stock Option Award Agreement under The Scotts Miracle-Gro Company Long-Term Incentive Plan (Effective as of January 30, 2017).